Every **Revolution** starts with
a quest for **Liberation**

Microbot **LIBERTY™** represents the **Revolution** in surgical robotics

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Liberation from **Capital Equipment**




CorPath


MAZOR X




microbot medical
microbot medical

Liberation from Radiation




FC 80
P1 92/ 61/ 74
P2 118/ 0/ 45
No patient

Liberation from Surgical Strain


Medical Staff Physical Presence
Throughout the Procedure



Liberation from Multiple Consumables


BD Plastipak
2-0


microbot
medical

Welcome to the Revolution

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microbot medical

Microbot Medical's liberty robotic system is currently not cleared for commercialization in the USA